ADVISORSHARES TRUST

AdvisorShares Newfleet Multi-Sector Income ETF

NYSE Arca Ticker: MINC

Supplement dated March 19, 2019 to the

Summary Prospectus, Prospectus and Statement of Additional Information

dated November 1, 2018

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for the AdvisorShares Newfleet Multi-Sector Income ETF (the “Fund”) and should be read in conjunction with those documents.

Effective as of March 1, 2019, AdvisorShares Investments, LLC, the Fund’s investment adviser, has voluntarily agreed to waive a portion of its fee to keep the Fund’s total management fee from exceeding 0.50% of the Fund’s average daily net assets. This voluntary waiver may be terminated at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.